EXHIBIT 21.1

Education Realty Trust, Inc., Subsidiary List

Subsidiaries	Jurisdiction of incorporation of organization
28th and Aurora at Boulder, LLC	Delaware
3949 Lindell, LLC	Delaware
Anderson Road Lafayette, LLC	Delaware
Anderson Road Oxford, LLC	Delaware
AOD/Raleigh Residence Hall	Delaware
Cape Place (DE), LLC	Delaware
Carrollton Place, LLC	Georgia
Centre Lubbock TX, LLC	Delaware
Chapel Hill Durham NC GP, LLC	Delaware
Chapel Hill Durham NC, LP	Delaware
CV East Lancing MI, LLC	Delaware
District on 5th Tucson AZ LLC	Delaware
EDR Athens I, LLC	Delaware
EDR Auburn, LLC	Delaware
EDR Austin, LLC	Delaware
EDR Berkeley LP	Delaware
EDR Berkeley LLC	Delaware
EDR C Station, LLC	Delaware
EDR Carbondale, LLC	Delaware
EDR Cayce Manager, Inc.	Delaware
EDR Cayce, LLC	Delaware
EDR Charlottesville LLC	Delaware
EDR Charlottesville Jefferson LLC	Delaware
EDR Charlottesville Wertland LLC	Delaware
EDR Columbia Limited Partnership	Delaware
EDR Columbia, Inc.	Delaware
EDR Columbia, LLC	Delaware
EDR Columbus Limited Partnership	Delaware
EDR Columbus, Inc.	Delaware
EDR Columbus, LLC	Delaware
EDR Development LLC	Delaware
EDR Employment Resources, LLC	Delaware
EDR Employment Resources, Inc.	Delaware
EDR GP Fund, Inc.	Delaware
EDR Gainesville GP, LLC	Delaware
EDR Gainesville Limited Partnership	Florida
EDR Greensboro, LLC	Delaware
EDR Investment Advisor Inc.	Delaware
EDR Investment Fund, LP	Delaware
EDR Knoxville Limited Partnership	Delaware

Subsidiaries	Jurisdiction of incorporation of organization
EDR Knoxville, Inc.	Delaware
EDR Knoxville, LLC	Delaware
EDR Lawrence Limited Partnership	Delaware
EDR Lawrence, Inc.	Delaware
EDR Lawrence, LLC	Delaware
EDR Lexington I, LLC	Delaware
EDR Lexington II, LLC	Delaware
EDR Lexington III, LLC	Delaware
EDR Lexington IV, LLC	Delaware
EDR Lexington V, LLC	Delaware
EDR Lexington VI, LLC	Delaware
EDR Limpar, LLC	Delaware
EDR Lubbock Limited Partnership	Delaware
EDR Lubbock, Inc.	Delaware
EDR Lubbock, LLC	Delaware
EDR Management Inc.	Delaware
EDR Manager, LLC	Delaware
EDR Murfreesboro, LLC	Delaware
EDR Norman, LLC	Delaware
EDR OP Development LLC	Delaware
EDR Orlando Limited Partnership	Delaware
EDR Orlando, Inc.	Delaware
EDR Orlando, LLC	Delaware
EDR Oxford, LLC	Delaware
EDR Phoenix Summa West, LLC	Delaware
EDR Phoenix, LLC	Delaware
EDR Riverside, LLC	Delaware
EDR State College Limited Partnership	Delaware
EDR State College, Inc.	Delaware
EDR State College, LLC	Delaware
EDR Statesboro, LLC	Delaware
EDR Stillwater Limited Partnership	Delaware
EDR Stillwater, Inc.	Delaware
EDR Stillwater, LLC	Delaware
EDR Storrs LLC	Delaware
EDR Syracuse, LLC	Delaware
EDR Syracuse Campus West, LLC	Delaware
EDR Tallahassee I, LLC	Delaware
EDR Tallahassee Limited Partnership	Delaware
EDR Tallahassee, Inc.	Delaware
EDR Tallahassee, LLC	Delaware
EDR Tampa Limited Partnership	Delaware
EDR Tampa, Inc.	Delaware

Subsidiaries	Jurisdiction of incorporation of organization
EDR Tampa, LLC	Delaware
EDR Technology, LLC	Delaware
EDR Tucson I, LLC	Delaware
EDR Tucson Phase II Limited Partnership	Delaware
EDR Tucson, Inc.	Delaware
EDR Tucson, LLC	Delaware
EDR Tuscaloosa, LLC	Delaware
EDR Wabash Limited Partnership	Delaware
EDR Wabash, Inc.	Delaware
EDR Wabash, LLC	Delaware
EDR Western Michigan Limited Partnership	Delaware
EDR Western Michigan, Inc.	Delaware
EDR Western Michigan, LLC	Delaware
EDRT ETA Tuscaloosa, LLC	Delaware
Education Realty OP GP, Inc.	Delaware
Education Realty OP Limited Partner Trust	Maryland
Education Realty Operating Partnership, LP	Delaware
Education Realty Trust, Inc.	Maryland
Education Realty Trust, LLC	Delaware
Fifth Street MN, LLC	Delaware
GM Westberry, LLC	Delaware
Irish Row at Vaness, LLC	Delaware
Lemon Street Tempe AZ, LLC	Delaware
Martin Place (DE), LLC	Delaware
Province Kent OH, LLC	Delaware
River Place (DE), LLC	Delaware
Stinson at Norman, LLC	Delaware
Suites Lubbock TX LLC	Delaware
University Towers Building, LLC	North Carolina
University Towers OP GP, LLC	Delaware
University Towers Operating Partnership, LP	Delaware
University Towers Raleigh, LLC	North Carolina
University Towers Raleigh Services, LLC	North Carolina
University Village – Greensboro, LLC	Delaware
University Village Towers, LLC	Delaware
University Village Towers, LP	Delaware
Varsity Ann Arbor MI, LLC	Delaware
West Clayton GA, LLC	Delaware
WEDR Riverside Investors V, L.L.C.	Delaware
WEDR Riverside Mezz Investors V, L.L.C.	Delaware
WEDR Stinson Investors V, L.L.C.	Delaware